                                                                    Exhibit 99.1

                         UNITED STATES COURT OF APPEALS
                             FOR THE SECOND CIRCUIT

                                  SUMMARY ORDER

THIS SUMMARY ORDER WILL NOT BE PUBLISHED IN THE FEDERAL REPORTER AND MAY NOT BE
CITED AS PRECEDENTIAL AUTHORITY TO THIS OR ANY OTHER COURT, BUT MAY BE CALLED TO
THE ATTENTION OF THIS OR ANY OTHER COURT IN A SUBSEQUENT STAGE OF THIS CASE, IN
A RELATED CASE, OR IN ANY CASE FOR THE PURPOSES OF COLLATERAL ESTOPPEL OR RES
JUDICATA.

     At a stated  term of the  United  States  Court of  Appeals  for the Second
Circuit,  held at the Thurgood Marshall United States Courthouse,  Foley Square,
in the City of New York, on the 8th day of March, two thousand and six.

PRESENT:

        HON. AMALYA L. KEARSE,
        HON. ROGER J. MINER,
        HON. PETER W. HALL,
                Circuit Judges.

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CATSKILL LITIGATION TRUST, CATSKILL DEVELOPMENT, L.L.C., MOHAWK MANAGEMENT,
L.L.C., MONTICELLO RACEWAY DEVELOPMENT COMPANY, L.L.C.,

                                                Plaintiffs-Appellants,

                                                                      04-6685-cv

                v.

PARK PLACE ENTERTAINMENT CORPORATION,
                                                Defendant-Appellee.

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For Plaintiffs-Appellants:                      ANDREW L. FREY (Sanford I.
                                                Weisburst, Mayer, Brown, Rowe &
                                                Maw LLP, New York, New York;
                                                John P. Gallagher, Troutman

                                       1

                                                Sanders, LLP, Atlanta, Georgia,
                                                on the brief), Mayer, Brown,
                                                Rowe & Maw LLP, New York, New
                                                York.

For Defendant-Appellee:                         GEORGE F. CARPINELLO (Paul R.
                                                Verkuil, Boies, Schiller &
                                                Flexner LLP, New York, New York;
                                                Marilyn Kunstler, Boies,
                                                Schiller & Flexner LLP, Armonk,
                                                New York, on the brief), Boies,
                                                Schiller & Flexner LLP, Albany,
                                                New York.

     Appeal from the United States District Court for the Southern District of
New York (McMahon, J.).

     UPON DUE CONSIDERATION, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that the judgment be and hereby is VACATED and the case REMANDED.

     Catskill Litigation Trust (the "Trust"), Catskill Development, L.L.C.
("Catskill"), Mohawk Management, L.L.C. ("Mohawk"), and Monticello Raceway
Development Company, L.L.C. ("Monticello") (collectively "plaintiffs")(1) appeal from a judgment of the United States District Court for the Southern District of
New York (McMahon, J.) dismissing plaintiffs' complaint against Park Place
Entertainment Corporation ("Park Place") in its entirety. Plaintiffs contend the district court erred in granting Park Place's motion to dismiss the tortious interference with contract claims and in awarding Park Place summary judgment on the claims for tortious interference with prospective business relations. We assume the parties' familiarity with the facts and procedural history.

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     1    Catskill, Mohawk, and Monticello are the original plaintiffs. Several years after filing the complaint, the original plaintiffs assigned their interests in this litigation to the Trust. On February 23, 2004, the district court added the Trust as a plaintiff.

                                       2

     On appeal, plaintiffs acknowledge that there may well be a problem with respect to federal subject matter jurisdiction, as the case is currently structured. When plaintiffs filed the complaint, they were unaware of this
Court's decision in Handelsman v. Bedford Village Associates Limited
Partnership, 213 F.3d 48 (2d Cir. 2000), stating that the citizenship of a limited liability corporation is determined by reference to the citizenship of its members. Id. at 51-52 (citing Cosgrove v. Bartolotta, 150 F.3d 729, 731 (7th
Cir. 1998)). As a result, plaintiffs employed the citizenship test used for corporations and erroneously alleged jurisdiction based on diversity of citizenship pursuant to 28 U.S.C. ss. 1332. In fact, under Handelsman, Catskill and Mohawk are not diverse from Park Place. Absent complete diversity between each plaintiff and each defendant, jurisdiction cannot lie under 28 U.S.C. ss.
1332. See E.R. Squibb & Sons, Inc. v. Accident & Cas. Ins. Co., 160 F.3d
925, 930 (2d Cir. 1998) (citing Strawbridge v. Curtiss, 7 U.S. (3 Cranch) 267
(1806)). Neither the district court nor Park Place noticed the error.

     Plaintiffs, however, contend that our holding in Handelsman was dicta and argue that limited liability corporations should be treated like corporations in determining citizenship for diversity purposes. In the alternative, plaintiffs assert that jurisdiction can, and should, be salvaged at this stage of the proceeding. According to plaintiffs, each of Monticello's members is diverse from Park Place rendering Monticello diverse from Park Place under Handelsman.
Plaintiffs therefore urge this Court to retain jurisdiction by dismissing the nondiverse plaintiffs - Catskill and Mohawk - pursuant to Rule 21 of the Federal
Rules of Civil Procedure.

     While Rule 21 authorizes this Court to dismiss dispensable jurisdictional spoilers in order to retain federal jurisdiction, the Supreme Court has
"emphasize[d] that such authority should be exercised sparingly." Newman-Green,
Inc. v. Alfonzo-Larrain, 490 U.S. 826, 837 (1989); see also Herrick Co. v. SCS
Commc'ns, Inc., 251 F.3d 315, 331 (2d Cir. 2001). In Newman-Green, the Court
cautioned that "[i]n each case, the appellate court should carefully consider whether the dismissal of a nondiverse party will prejudice any of the parties in the litigation." Newman-Green, 490 U.S. at 837-38. Although the Court did not
"erect a per se rule" requiring the district court to make the prejudice

                                       3

determination, it concluded that when "factual disputes arise, it might be appropriate to remand the case to the district court, which would be in a better position to make [such a] determination." Id. at 838.

     Remand is appropriate here. As an initial matter, it is not clear that dismissal of Catskill and Mohawk would cure the jurisdictional defect. Where
"jurisdiction is premised on diversity of citizenship, diversity must exist at the time the action is commenced." Universal Licensing Corp. v. Paola del Lungo
S.p.A., 293 F.3d 579, 581 (2d Cir. 2002). While plaintiffs aver that Monticello has only members diverse from Park Place, they have made no representation as to the citizenship of Monticello's members when the suit was filed in November
2000.

     In addition, dismissal of Catskill and Mohawk would raise new substantive issues for the Court's consideration. Three separate contracts form the foundation of plaintiffs' tortious interference with contractual relations claims, but Monticello is a party to only one of those contracts. Plaintiffs contend that because Monticello is a third-party beneficiary of the contract signed by Catskill, this Court must still consider that contract, as well as the contract signed by Monticello, in reviewing the district court's dismissal of the tortious interference with contractual relations claims. We, however, are unaware of any case expressly holding that New York law permits a third-party beneficiary of a contract to recover for tortious interference with that contract. Moreover, whether Monticello is actually a third-party beneficiary of the contract signed by Catskill is a fact-intensive inquiry that this Court is ill-equipped to undertake, particularly without the aid of the district court's prior consideration of the issue.

     Given the under-developed state of the record concerning the citizenship of
Monticello, as well as factors related to both the prejudice determination and the third-party beneficiary analysis, it is necessary to remand the case to the district court. If, on remand, the district court determines that Monticello was diverse from Park Place when the suit was instituted and jurisdiction can be salvaged under Newman-Green by dismissing Mohawk and Catskill, it may then consider whether it should reinstate part or all of its prior judgment. In so

                                       4

doing, the district court should consider whether Monticello is a third-party beneficiary of the contract signed by Catskill and, if so, whether as a third-party beneficiary, Monticello may recover for tortious interference with contract under New York law.

     Accordingly, and for the foregoing reasons, the judgement below is VACATED and the case is REMANDED for further proceedings consistent with this order.

                                                FOR THE COURT:

                                                Roseann B. MacKechnie, Clerk

                                                By:
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